BenchmarkA Performance data (as at 31/12/15) 80 ! MSCI Golden Dragon Index (Net) 400 20 ! CSI 300 Index (Net) 350 300 Investment objective 250 200 Long term capital appreciation through investments 150 primarily in equity securities of companies with 100 substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, 50 Taiwan and Macau. 0 12/95 12/97 12/99 12/03 12/05 12/07 12/09 12/11 12/13 12/15 Fund statistics S h a r e p r i c e N et asset v alue Ben c h m a r k A Fund mZnZger Emerson Yip % 1 mth 3 mths 2015 1 year 3 year 5 year 10 years Listed New York Stock Exchange ShZre price 4.0 13.8 -3.6 -3.6 18.3 6.6 136.5 Net Zsset vZlue -0.5 7.0 -4.9 -4.9 21.0 9.1 104.2 Net Assets (as at 31/12/15) USD 112.78m BenchmarkA 0.0 5.7 -5.3 -5.3 15.6 13.3 106.5 LZunch dZte 16th July 1992 Dividends (Ex-dividend dZte) USD 0.2370 (9 December 2015) % 2015/2014 2014/2013 2013/2012 2012/2011 2011/2010 USD 0.7364 ShZre price -3.6 12.5 9.2 28.1 -29.6 (23 December 2015) B Net Zsset vZlue -4.9 13.0 12.5 22.3 -26.3 10.1! ActuZl LeverZge BenchmarkA -5.3 16.1 5.1 20.5 -18.7 Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized. Market capitalization breakdown (as at 31/12/15) Top 10 holdings (as at 31/12/15) (Large Cap > USD 2bn, Mid Cap USD 500m USD 2bn, Holding Fund ! BenchmZrkA weight Small Cap USD500m) Tencent Holdings 6.4 4.7 * Denotes China Ashare holding Large Cap Mid Cap Small Cap Sector (as at 31/12/15) 62 Stocks 7 Stocks 0 Stocks Taiwan Semiconductor Manufacturing 5.5 5.0 China Construction Bank* 4.9 2.8 AIA Group 4.1 3.4 China Merchants Bank* 3.7 0.9 Ping An Insurance* 3.7 2.1 Industrial Bank 2.9 0.5 China Vanke* 2.7 0.6 CK Hutchison Holdings 2.2 1.7 Sino Biopharmaceutical 2.1 0.2 SubTotal 38.2 21.9 Total number of stocks in the Fund’s portfolio: 69 A On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund’s benchmark was changed to a net, rather than gross, basis. Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13. B Actual leverage represents the excess amount above shareholders’ funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders’ funds. If the amount calculated is negative, this represents a net cash position. Fund % 38.9% 23.4% 10.0% 9.8% 3.6% 3.6% 2.7% 2.5% 1.6% 1.0% 2.9% 100.0% Financials Information Technology Industrials Consumer Discretionary Health Care Telecommunication Services Energy Utilities Consumer Staples Materials Liquidity Total Active % 0.4% 0.8% 0.9% 2.4% 1.5% -1.8% -0.7% -2.4% -1.5% -2.5% 2.9% Fund information Portfolio (as at 31/12/15) Share price USD 15.32 NAV per share USD 17.49 Discount (-) / Premium Current -12.4! Shares in issue 6,447,637 Fund code Bloomberg JFC US ISIN US46614T1079 Sedol 2471392 Fund % 22.1% 19.9% 17.2% 14.0% 13.7% 8.6% 1.6% 0.0% 2.9% 100.0% Portfolio review China - 'A' Shares Hong Kong China - Hong Kong 'H' China - Hong Kong 'P Chip' Taiwan China - Hong Kong 'Red Chip' China - Others China - 'B' Shares Net Liquidity Total Active % 2.1% 2.1% -2.3% 5.1% -5.8% -0.7% -3.2% -0.2% 2.9% (as at 31/12/15) Greater China markets consolidated. As anticipated, the Federal Reserve raised rates, providing a pretext for further RMB depreciation. In contrast, the Taiwan central bank subsequently lowered benchmark rates for the second time this year. Both currencies traded at or below their lows for the year against the dollar. The MSCI China Index fell despite a continued broadbased rally in onshore stock markets, partially a function of aggressive buying of bluechip equities by domestic insurers. The MSCI Taiwan Index slipped on further reports of order cuts for technology exporters while the MSCI Hong Kong Index rose slightly. Market outlook (as at 31/12/15) The market for corporate control appears active in both Taiwan and China, led by mainland technology investor Tsinghua Unigroup in the former and by a number of previously lowprofile insurers in the latter. A number of leading Taiwan backend semiconductor companies proposed capital raisings to Tsinghua (Siliconware Precision is notably ‘inplay’ as competitor ASE also proposed a tender offer). The proposals take place against a backdrop of consolidation in semiconductors globally. In China, Vanke, the mainland’s largest property company, suspended its stock to respond to increased shareholdings from an insurer. The Fund’s core strategies remain unchanged, with a focus on growth in technology, consumer discretionary and healthcare. Further information Investment Adviser: JF International Management Inc. Website: www.jpmchinaregionfund.com Administration: Lucy Dina +44 (0)20 7742 3735 Full portfolio holdings (as at 31/12/15) Values Sum of Traded Sum of Holding Market Value (Base) Weight Financials 49,737,643 CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1 AIA GROUP LTD COMMON STOCK HKD 0 CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1 PING AN INSURANCE GROUP CO OF CHINA LTD COMMON INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1 CHINA VANKE CO LTD COMMON STOCK HKD 1 HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD HUATAI SECURITIES CO LTD COMMON STOCK CNY 1 POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1 BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0 CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10 FUBON FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10 NEW WORLD DEVELOPMENT CO LTD COMMON STOCK HKD 0 PICC PROPERTY & CASUALTY CO LTD COMMON STOCK HKD 1 SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0 DAH SING BANKING GROUP LTD COMMON STOCK HKD 0 6,307,554 4.9 5,210,748 4.1 4,722,550 3.7 4,666,606 3.7 3,692,068 2.9 3,392,724 2.7 2,595,953 2.0 2,324,888 1.8 2,263,202 1.8 2,234,390 1.7 2,056,535 1.6 1,910,697 1.5 1,614,246 1.3 1,565,881 1.2 1,427,274 1.1 1,380,827 1.1 1,304,353 1.0 1,067,144 0.8 Information Technology 29,867,648 23.4 TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON ALIBABA GROUP HOLDING LTD ADR USD 0.000025 AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK CATCHER TECHNOLOGY CO LTD COMMON STOCK TWD 10 HANGZHOU HIKVISION DIGITAL TECHNOLOGY CO LTD LARGAN PRECISION CO LTD COMMON STOCK TWD 10 VTECH HOLDINGS LTD COMMON STOCK HKD 0.05 SILICON MOTION TECHNOLOGY CORP ADR USD 0.01 CHIPBOND TECHNOLOGY CORP COMMON STOCK TWD 10 AISINO CORP COMMON STOCK CNY 1 DELTA ELECTRONICS INC COMMON STOCK TWD 10 8,162,141 6.4 6,991,998 5.5 2,007,369 1.6 1,937,194 1.5 1,906,307 1.5 1,719,170 1.3 1,588,090 1.2 1,512,427 1.2 1,451,274 1.1 841,855 0.7 727,709 0.6 568,915 0.4 382,353 0.3 70,845 0.1 Industrials 12,823,931 10.0 CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1 CHINA COMMUNICATIONS CONSTRUCTION CO LTD COMMON CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK CAR INC COMMON STOCK HKD 0.00001 SPRING AIRLINES CO LTD COMMON STOCK CNY 1 CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0 BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK SHENZHEN INOVANCE TECHNOLOGY CO LTD COMMON STOCK HAN'S LASER TECHNOLOGY INDUSTRY GROUP CO LTD AVIC AVIATION ENGINE CORP PLC COMMON STOCK CNY 1 XIAMEN C & D INC COMMON STOCK CNY 1 2,773,569 2.2 1,697,424 1.3 1,378,969 1.1 1,300,559 1.0 1,269,384 1.0 967,738 0.7 849,997 0.7 654,539 0.5 649,836 0.5 638,319 0.5 485,423 0.4 158,172 0.1 Consumer Discretionary 12,583,206 CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK GUANGDONG ALPHA ANIMATION AND CULTURE CO LTD CHINA HARMONY NEW ENERGY AUTO HOLDING LTD COMMON ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1 WYNN MACAU LTD COMMON STOCK HKD 0.001 SAMSONITE INTERNATIONAL SA COMMON STOCK HKD 0.01 REGINA MIRACLE INTERNATIONAL HOLDINGS LTD COMMON CHINA CYTS TOURS HOLDING CO LTD COMMON STOCK CNY 1 NEXTEER AUTOMOTIVE GROUP LTD COMMON STOCK HKD 0.1 MAN WAH HOLDINGS LTD COMMON STOCK HKD 0.4 PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD CHINA MAPLE LEAF EDUCATIONAL SYSTEMS LTD COMMON 1,267,215 1.0 1,244,055 1.0 1,241,153 1.0 1,166,396 0.9 1,096,078 0.8 1,087,727 0.8 1,025,013 0.8 977,472 0.8 924,280 0.7 910,347 0.7 865,744 0.7 777,727 0.6 Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Health Care 4,588,487 3.6 SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025 2,665,474 2.1 JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1 1,002,990 0.8 PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD 920,022 0.7 Telecommunication Services 4,572,208 3.6 CHINA TELECOM CORP LTD COMMON STOCK HKD 1 2,562,543 2.0 CHINA MOBILE LTD COMMON STOCK HKD 0 2,009,664 1.6 Liquidity 3,657,746 2.9 Net Liquidity 3,657,746 2.9 Energy 3,430,148 2.7 CNOOC LTD COMMON STOCK HKD 0 2,308,526 1.8 CHINA PETROLEUM & CHEMICAL CORP COMMON STOCK HKD 1 1,121,623 0.9 Utilities 3,237,800 2.5 CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1 1,774,324 1.4 CHINA LONGYUAN POWER GROUP CORP LTD COMMON STOCK 817,485 0.6 BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK 645,991 0.5 Consumer Staples 1,984,372 1.6 PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10 1,007,261 0.8 KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0 977,111 0.8 Materials 1,300,180 1.0 JIANGSU KANGDE XIN COMPOSITE MATERIAL CO LTD 1,300,180 1.0 Grand Total 127,783,367 100.0 Source: J.P. Morgan, Reuters, Bloomberg Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. All equity indices stated as ‘Net’ are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise. This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund’s shares should contact JPM New York and not other brokers who may be listed in this report. This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or o n behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation. There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.